Exhibit 99

For Release: February 28, 2006

Contact: Gerald Coggin, SVP of Corporate Relations

Phone: (615) 890-9100

NHI reports 2005 year end results

MURFREESBORO, Tenn. -National Health Investors, Inc., (NYSE:NHI) announced net income for the year ended December 31, 2005 of $54,408,000 or $1.96 per common share, basic and diluted, compared to net income of $56,379,000 or $2.05 per common share, basic and $2.03 per common share, diluted for 2004. Net income for the year ended December 31, 2005 included income from recoveries of previous writedowns, gains from asset sales and prepayment penalties totaling $6,349,000 or 23 cents per basic and diluted share of common stock, compared to income in 2004 from similar items of $12,158,000 or 45 cents per basic and 44 cents per diluted share of common stock.

Funds from operations ("FFO") for the year ended December 31, 2005 was $63,372,000, or $2.29 per basic and $63,453,000, or $2.28 per diluted share of common stock compared to $66,615,000, or $2.44 per basic and $66,735,000, or $2.42 per diluted share in 2004. Funds from operations for the year ended December 31, 2005 included income from recoveries of previous writedowns, gains from asset sales, and prepayment penalties totaling $3,795,000 or 14 cents per basic and diluted share of common stock, compared to income in 2004 from similar items of $10,615,000 or 39 cents per basic and diluted share of common stock.

Net income for the fourth quarter ended December 31, 2005 was $12,259,000 or 44 cents per common share, basic and diluted, compared to net income of $18,951,000 or 69 cents per basic and 68 cents per diluted share of common stock for the same period in 2004. Net income for the fourth quarter ended December 31, 2005 included income from recoveries of previous writedowns and gains from asset sales totaling $471,000 or two cents per basic and diluted share of common stock, compared to income in 2004 from similar items of $8,016,000 or 29 cents per basic and diluted share of common stock.

For the fourth quarter ended December 31, 2005, FFO was $15,307,000 or 55 cents per basic and $15,322,000 or 55 cents per diluted share of common stock compared to $22,061,000 or 80 cents per basic and $22,090,000 or 80 cents per diluted share for the same period in 2004. Funds from operations for the fourth quarter ended December 31, 2005 included income from recoveries of previous writedowns and gains from asset sales totaling $564,000 or two cents per basic and diluted share of common stock compared to income in 2004 from similar items of $7,725,000 or 28 cents per basic and diluted share of common stock.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 2 NHI's year end results

Condensed Statements of Income
(in thousands, except share and per share amounts)
Three Months Ended December 31	Year Ended December 31
	2005	2004	2005	2004
Revenues:
Mortgage interest income	$3,685	$4,166	$18,226	$18,116
Rental income	11,434	11,519	45,791	48,004
Facility operating revenues	23,392	26,429	93,365	89,439
	$38,511	$42,114	$157,382	$155,559
Expenses:
Interest expense	$2,056	$3,131	$8,556	$12,439
Depreciation	3,282	3,826	12,792	14,041
Amortization of loan costs	34	37	174	148
Legal expense	203	177	570	1,292
Franchise, excise and other taxes	235	69	622	284
General and administrative	1,106	620	4,310	3,492
Loan, remic, realty, and security
losses (recoveries)	(565)	(2,000)	5,815	(2,896)
Facility operating expenses	22,393	22,745	88,144	83,027
	$28,744	$28,605	$120,983	$111,827

Income Before Non-Operating Income	$9,767	$13,509	$36,399	$43,732
Non-operating income (investment
Interest and other)	2,500	5,173	17,309	11,694
Income From Continuing Operations	$12,267	$18,682	$53,708	$55,426

Discontinued operations
Operating loss-discontinued	(8)	(22)	(73)	(590)
Net gain on sales of real estate	---	291	773	1,543
	$(8)	$269	$700	$953

Net income	$12,259	$18,951	$54,408	$56,379
Dividends to preferred stockholders	---	---	---	(514)
Net income available to common stockholders	$12,259	$18,951	$54,408	$55,865

Weighted average common shares outstanding:
Basic	27,769,694	27,494,101	27,699,887	27,257,826
Diluted	27,835,147	27,750,938	27,830,886	27,531,084

Earnings per share:
Basic:
Income from continuing operations	$.44	$.68	$1.94	$2.02
Discontinued operations	---	.01	.02	.03
Net income available to common stockholders	.44	.69	1.96	2.05

Diluted:
Income from continuing operations	$.44	$.67	$1.93	$2.00
Discontinued operations	---	.01	.03	.03
Net income available to common stockholders	.44	.68	1.96	2.03

Funds from operations
Basic	$15,307	$22,061	$63,372	$66,615
Diluted	$15,322	$22,090	$63,453	$66,735

Funds from operations per common share
Basic	$.55	$.80	$2.29	$2.44
Diluted	$.55	$.80	$2.28	$2.42

Dividends declared per common share	$.45	$.575	$1.80	$1.85

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Page 3 NHI's year end results

Balance Sheet Data
(in thousands)
	December 31	December 31
	2005	2004
Real estate properties, net	$263,129	$278,170
Mortgages receivable, net	118,800	112,072
Preferred stock investment	38,132	38,132
Cash and marketable securities	152,022	190,313
Debt	117,252	154,432
Convertible debt	201	1,116
Stockholders' equity	424,968	425,539

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations available to common stockholders:

(in thousands, except share and per share amounts)

Three Months Ended Dec. 31	Year Ended Dec. 31
	2005	2004	2005	2004
Net income	$12,259	$18,951	$54,408	$56,379
Dividends to preferred stockholders	---	---	---	(514)
Net income available to common stockholders	12,259	18,951	54,408	55,865
Elimination of non-cash items in net income:
Real estate depreciation	2,958	3,323	11,496	11,981
Real estate depreciation in discontinued
operations	---	78	22	312
Loss (gain) on sale of real estate	90	(291)	(2,554)	(1,543)
Basic funds from operations available
to common stockholders	15,307	22,061	63,372	66,615

Interest on convertible subordinated
debentures	15	29	81	120

Diluted funds from operations available
to common stockholders	$15,322	$22,090	$63,453	$66,735

Basic funds from operations per share	$.55	$.80	$2.29	$2.44
Diluted funds from operations per share	$.55	$.80	$2.28	$2.42

Shares for basic funds from operations per share	27,769,694	27,494,101	27,699,887	27,257,826
Shares for diluted funds from operations per share	27,835,147	27,750,938	27,830,886	27,531,084

(1) Management believes that funds from operations (FFO) is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that used historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the real estate investment trust industry to address this issue. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) We have complied with the SEC's interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO. The SEC's position is that recurring impairments on real property are not an appropriate adjustment.

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Page 4 NHI's year end results

National Health Investors, Inc. Portfolio Summary December 31, 2005

Portfolio Statistics	Investment
	Properties	Investment	Percentage
Real Estate Properties	94	263,129,000	69%
Mortgages and Notes Receivables	64	118,800,000	31%
Total Real Estate Portfolio	158	381,929,000	100%

Real Estate Properties	Properties	Beds	Investments
Nursing Homes	69	9,242	$ 175,540,000
Assisted Living	15	1,328	59,689,000
Medical Office Buildings	4	124,427 sq.ft.	10,418,000
Retirement Homes	5	426	10,234,000
Hospitals	1	55	7,248,000
Total Real Estate Properties	94		$ 263,129,000

Mortgages and Notes Receivable	Properties	Beds	Investments

Nursing Homes	46	5,005	$ 112,500,000
Retirement Homes	1	60	2,006,000
Developmentally Disabled	17	108	4,294,000
Total Mortgages and Notes Receivable	64		$ 118,800,000
Total Real Estate Portfolio	158		$ 381,929,000

Summary of Facilities by Type:
		Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	115	75.42%	$ 288,040,000
Assisted Living	15	15.63%	59,689,000
Medical Office Buildings	4	2.73%	10,418,000
Retirement Homes	6	3.20%	12,240,000
Hospitals	1	1.90%	7,248,000
Developmentally Disabled	17	1.12%	4,294,000
Total Real Estate Portfolio	158	100.00%	$ 381,929,000

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Page 5 NHI's year end results

Portfolio by Operator Type
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars
Public	71	24.82%	$ 94,805,000
Regional	80	67.62%	258,266,000
Small Operator	7	7.56%	28,858,000
Total Real Estate Portfolio	158	100.00%	$ 381,929,000

Public Operators	Percentage
	Of Total	Dollar
	Portfolio	Amount
National HealthCare Corp.	13.28%	$ 50,712,000
Community Health Systems, Inc.	3.52%	13,450,000
Sunrise Senior Living Services	3.48%	13,289,000
Sun Healthcare	2.32%	8,845,000
Res-Care, Inc.	1.12%	4,294,000
HCA-The Healthcare Company	1.10%	4,215,000
Total Public Operators	24.82%	$ 94,805,000

National Health Investors, Inc.	Summary of Facilities by State	December 31, 2005
									Percent
		Acute		Dev.	Asst.	Retire-		Investment	Total
	LTC	Care	MOB	Disab.	Living	ment	Total	Amount	Portfolio
Florida	17		1	14	5		37	$ 88,927,000	23.28%
Texas	27		2			1	30	84,407,000	22.10%
Tennessee	20			3	3	2	28	34,147,000	8.94%
Missouri	9					1	10	26,142,000	6.84%
New Jersey	2				1		3	25,287,000	6.62%
Virginia	8						8	20,130,000	5.27%
Arizona	1				4		5	18,488,000	4.84%
New Hampshire	3					1	4	14,947,000	3.91%
Georgia	7						7	15,041,000	3.94%
Massachusetts	4						4	11,022,000	2.89%
Kansas	7						7	11,190,000	2.93%
Kentucky	3	1					4	8,826,000	2.31%
South Carolina	3				1		4	7,743,000	2.03%
Idaho	1					1	2	5,360,000	1.40%
Pennsylvania	0				1		1	4,367,000	1.14%
Alabama	2						2	2,174,000	0.57%
Wisconsin	1						1	2,203,000	0.58%
Illinois	0		1				1	1,528,000	0.40%
	115	1	4	17	15	6	158	$ 381,929,000	100.00%